UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 13, 2014

GSE Holding, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-35382	77-0619069
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

19103 Gundle Road Houston, TX 77073
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (281) 443-8564

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.     Regulation FD Disclosure.

As previously disclosed, GSE Holding, Inc. (the “Company”) and certain of its affiliates, including GSE Environmental, Inc. (collectively with the Company, the “Debtors”), are debtors in possession pursuant to Chapter 11 of Title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”).  On June 16, 2014, the Debtors filed with the Bankruptcy Court a solicitation version of their amended Chapter 11 plan of reorganization (the “Plan”) and a related amended disclosure statement (the “Disclosure Statement”).

The Disclosure Statement contains financial projections and a liquidation analysis prepared for purposes of the Chapter 11 cases (the “Financial Information”).  The Company cautions investors and potential investors not to place undue reliance upon the information contained in the Financial Information, which is not prepared for the purpose of providing the basis for an investment decision relating to any of the securities of the Company. The Financial Information has not been audited or reviewed by independent accountants and may be subject to future reconciliation and adjustments. The Financial Information contains information different from that required to be included in the Company’s reports pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and that information may not be indicative of the Company’s financial condition or operating results that would be reflected in the Company’s financial statements or in its reports pursuant to the Exchange Act. Results set forth in the Financial Information should not be viewed as indicative of future results.

The Bankruptcy Court entered an order approving the Disclosure Statement on June 13, 2014.  This announcement is not intended to be, and should not in any way be construed as, a solicitation of votes on the Plan.  The Plan will become effective only upon confirmation by the Bankruptcy Court.  There can be no assurance that the Bankruptcy Court will confirm the Plan or that the Plan will be consummated.

Copies of the Plan and the Disclosure Statement are being attached with this Current Report on Form 8-K as Exhibit 99.1 and Exhibit 99.2, respectively.

Copies of the Plan and the Disclosure Statement and additional information regarding the Chapter 11 cases are also publicly available and may be accessed free of charge at http://cases.primeclerk.com/gse.  The information set forth on the foregoing website shall not be deemed to be part of or incorporated by reference into this Current Report on Form 8-K.

The information in this Item 7.01 of this Current Report on Form 8-K, including Exhibits 99.1 and 99.2 hereto, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section. The information in this Item 7.01 of this Current Report on Form 8-K shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such filing.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Securities Act and the Exchange Act, including, but not limited to, statements regarding the Debtors’ ability to implement the restructuring transactions, the approval by the Bankruptcy Court of the Plan, and the statements and information contained in the Financial Information. These statements may include words such as “anticipate,” “believe,” “expect,” “intend,” “may” and other words and terms of similar meaning, including in connection with any discussion of the timing or nature of future financial performance or other events. Such forward-looking statements are subject to certain risks and uncertainties, including, but not limited to: the potential adverse effect of the Chapter 11 cases on the Debtors’ business, financial condition or results of operations, including the Debtors’ ability to maintain contracts and other business relationships that are critical to the Debtors’ business and the actions and decisions of the Debtors’ creditors and other third parties with interests in the Chapter 11 cases; the Debtors’ ability to maintain adequate liquidity to fund the Debtors’ operations during the Chapter 11 cases and to fund a plan of reorganization and thereafter, including obtaining sufficient financing; whether the holders of the Debtors’ liabilities and/or securities receive any value for their interests; the Debtors’ ability to obtain Bankruptcy Court approval with respect to motions in the Chapter 11 cases prosecuted from time to time; whether a trading market for the Company’s common stock will exist on the OTCQB Marketplace; and other factors disclosed by the Company from time to time in its filings with the Securities and Exchange Commission, including those described under the caption “Risk Factors” in the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. As a result of these factors, the Company’s actual results may differ materially from those indicated or implied by such forward-looking statements. Except as required by law, the Company disclaims any obligation to publicly update such statements.

Item 9.01.     Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Joint Plan of Reorganization of GSE Environmental, Inc., et al., pursuant to Chapter 11 of the Bankruptcy Code.

99.2	Disclosure Statement to the Joint Plan of Reorganization of GSE Environmental, Inc., et al., pursuant to Chapter 11 of the Bankruptcy Code.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GSE Holding, Inc.

Date: June 17, 2014	By:	/s/ Daniel C. Storey
	Name:	Daniel C. Storey
	Title:	Senior Vice President and Chief
Financial Officer